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                                                                    EXHIBIT 23.3

                    CONSENT OF INDEPENDENT RESERVE ENGINEER

     We consent to the incorporation by reference in this Form S-3 by McMoRan Oil & Gas Co. (the "Company") of our reserve report as of December 31, 1996 in the Company's Form 10-K for the fiscal year ended December 31, 1996.


                                    CRESCENT TECHNOLOGY, INC.


                                           /s/ WAYNE FORMAN
                              By:   _______________________________


July 14, 1997
New Orleans, Louisiana